SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               November 15, 2000
                                                               -----------------


                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                     001-15217               57-0990958
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       (State  or  Other          (Commission File Number)  (I.R.S.  Employer
Jurisdiction of  Incorporation)                             Identification  No.)


      400 SOUTH EL CAMINO REAL, SUITE 500, SAN MATEO, CA             94402
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             (Address of Principal Executive Offices)              (Zip Code)


                                 (650) 685-4880
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM  5.   OTHER  EVENTS.

Amendment  to  Senior  Credit  Facility
---------------------------------------

     The  Company  has entered into a Fourth Amendment with our existing lenders pursuant to our senior secured credit facility effective September 29, 2000. The facility provides the Company with a $90 million revolving line of credit and a $105 million term loan. The term loan consists of an "A" tranche and a "B" tranche. The term loan A accrues interest at a rate per annum based on the Eurodollar rate plus a spread of 2.00% to 3.50% and the term loan B accrues interest at a rate per annum based on the Eurodollar rate plus a spread of 3.25% to 4.00%. The term loan A matures in March 2004 and the term loan B matures in March 2006. The Revolving facility of $90 million will be automatically and permanently reduced over the next three years and terminates on June 2004. The agreement also amends the following, amongst other matters, minimum interest coverage ratio, minimum fixed charge coverage ratio, maximum leverage ratios, a minimum EBITDA, limitations on capital expenditures and acquisitions, the use of proceeds from the sale of assets, and limitations on the Company's ability to pay dividends.

     A  copy  of  the  agreement  is  attached  hereto  as  Exhibit  10.1.



Amendment  to  Senior  Subordinated  Notes
------------------------------------------

     The Company has also similarly amended its agreements with the holders of our existing senior subordinated notes to parallel the covenants in the Fourth Amendment to our senior secured credit facility. Our $30 million senior subordinated notes interest rate is 12% per annum, which matures in November 2006. Our $15 million senior subordinated notes interest rate is 12% per annum, which matures in November 2008. In addition both senior subordinated notes will accrue interest at a rate per annum of 2%, which is not paid in cash until the maturity of these notes.

     A  copy  of  the  agreement  is  attached  hereto  as  Exhibit  10.2.

ITEM  7.   EXHIBITS.

Exhibit 10.1 Fourth Amendment to Third Amended and Restated Credit Agreement dated as of September 29, 2000 by and among the Company, various financial institutions and Bank of America National Trust and Savings Association, individually and as agent


Exhibit  10.2  Amendment  No.  3  to  Amended  and  Restated  Note  and  Warrant
               Purchase Agreement dated as of September 29, 2000 by and between the Company and The Prudential Insurance Company of America








                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                       U.S.  AGGREGATES,  INC.


Date:  November  27,  2000             By:  /s/  Michael  J.  Stone
       -------------------                  --------------------------------
                                       Michael  J.  Stone
                                       Chief  Financial  Officer,  Treasurer
                                       and  Secretary